COUNTY GORVERNMENT OF KERICHO

OFFICE OF THE SPEAKER

Info@ county government of kericho.ke
21/06/2018

THE CHAIRMAN
AMERICATOWNE HOLDINGS I.N.C
4700 HOMEWOOD CT SUITE 100.
RALEIGH NC.

Dear Sir,

RE: LETTER OF AWARD ON TENDER NO KCG/MOA/109/2018-2022

We are pleased to award your company with the supply of Tea Farm machineries' on the entire sub counties of county government of Kericho with effect of this financial year for a period of 4 years,
The procurement/Technical department is satisfied with the required documents you presented to us on the tendering period and on regard confirmed to the assembly of your capability on delivering the material's in good time.
The financial tender amount will be Kenya Shillings 1.92 Billion payable annually with exception of increment when deemed necessary by the assembly.
Tender payment to your company will be 80% up front and 20% after delivery.
This letter serves you as notification of the award pending the signing of main contract by the both the governor and yourself.
Your humble response on the matter will be highly appreciated.

Yours sincerely,

Hon Dominic Rono (Mr.)
Speaker-Kericho County Government
Cc: Governor Kericho County
Director procurement
Financial Director

OFFICE OF THE SPEAKER

Info@ county government of kericho.ke
26/06/2018

THE CHAIRMAN
AMERICATOWNE HOLDINGS I.N.C
4700 HOMEWOOD CT SUITE 100.
RALEIGH NC.

Dear Sir,

RE: LETTER OF AWARD ON TENDER NO KCG/MOW/203/2018-2022

We are pleased to award your company an additional tender for the supply of Tea water pump machines & drilling machines for the dams on the entire sub counties of county government of Kericho with effect of this financial year for a period of 4 years,
The procurement/Technical department is satisfied with the required documents you presented to us on the tendering period and on regard confirmed to the assembly of your capability on delivering the material's in good time.
The financial tender amount will be Kenya Shillings 952 million payable annually with exception of increment when deemed necessary by the assembly.
Tender payment to your company will be 80% up front and 20% after delivery.
This letter serves you as notification of the award pending the signing of main contract by the both the governor and yourself.
Your humble response on the matter will be highly appreciated.

Yours sincerely,

Hon Dominic Rono (Mr.)
Speaker Kericho County Government
Cc: Governor Kericho County
Director procurement
Financial Director

**Kericho County Government and AmericaTowne, Holding, Inc.
Procedures for Delivery of Equipment and Payment Pursuant to the Award Letter,
21 June 2018, for: TENDER KCG/MOA/109/2018-2022**

This Memorandum Serves as a basis for completing the Partnership between Kericho County, Kenya, and AmericaTowne, Holdings Inc.

Pursuant to the Award Letter of 21 June 2018 from the Honorable Dominic Rono, Speaker of Kericho County approving the partnership with AmericaTowne, Holdings, Inc., and Kericho County Government for TENDER KCG/MOA/109/2018-2022 for 1.92 billion Kenya Shillings ($19 Million USD) each year for four years to supply Tea Farm Machinery. The County Government has the right to increase the Tender when deemed necessary.

The equipment and services will be provided under TENDER KCG/MOA/109/2018-2022.

To ensure prompt delivery of required equipment, AmericaTowne, Holdings, Inc., and Kericho County Government agree that:

Kericho County Government and AmericaTowne, Holdings, Inc., will work closely together to ensure prompt and efficient fulfillment of the partnership and delivery of required equipment.

AmericaTowne, Holdings, Inc. will immediately take action to source the required equipment upon receipt of the required specifications from the Department of Procurement.

By July 2, 2018, AmericaTowne, Holdings, Inc. will present an invoice to the Kericho County Government Department of Finance for the total costs of the equipment under the Resolution.

Upon receipt of invoice by AmericaTowne Holdings, Inc., Kericho County Government Department of Finance will pay eighty percent (80%) of the total invoice for the tender in US Dollars to AmericaTowne, Holdings, Inc. as designated by AmericaTowne's Chairman & Chief Executive Officer.

Upon receipt of initial funds of eighty percent (80%) of the invoice value, AmericaTowne Holdings, Inc., will within 30 days and or at the most expeditious time deliver the total equipment requested to Kericho County.

After delivery of all equipment requested, and upon AmericaTowne, Holding Inc. presenting its final invoice for the Tender to Kericho County Government, Kericho County Government Department of Finance will pay to AmericaTowne Holdings, Inc. the remaining payments of twenty percent (20%) in US Dollars for each invoice as designated by AmericaTowne' Chief Executive Officer.

AMERICATOWNE HOLDINGS, INC.,
a Nevada corporation

By: Alton Perkins
Its: Chief Executive Officer

Dated: 6/25/2018

COUNTY OF KERICHO

By: H.E Prof. Paul Chepkwony Kiprono
Its: Governor Kericho County

Dated: 25th/06/2018.

Kericho County Government and AmericaTowne, Holding, Inc.
Procedures for Delivery of Equipment and Payment Pursuant to the Award Letter, 26 June 2018, for: TENDER /MOW/203/2018-2022

This Memorandum Serves as a basis for completing the Partnership between Kericho County, Kenya, and AmericaTowne, Holdings Inc.

Pursuant to the Award Letter of 26 June 2018 from the Honorable Dominic Rono, Speaker of Kericho County approving the partnership with AmericaTowne, Holdings, Inc., and Kericho County Government for TENDER /MOW/203/2018-2022 for 952 million Kenya Shillings ($9.4 Million USD) each year for four years to supply tea water purity and drilling machines for dams. The County Government has the right to increase the Tender when deemed necessary.

The equipment and services will be provided under **TENDER /MOW/203/2018-2022**.

To ensure prompt delivery of required equipment, AmericaTowne, Holdings, Inc., and Kericho County Government agree that:

Kericho County Government and AmericaTowne, Holdings, Inc., will work closely together to ensure prompt and efficient fulfillment of the partnership and delivery of required equipment.

AmericaTowne, Holdings, Inc. will immediately take action to source the required equipment upon receipt of the required specifications from the Department of Procurement.

By June 30, 2018, AmericaTowne, Holdings, Inc. will present an invoice to the Kericho County Government Department of Finance for the total costs of the equipment under the Resolution.

Upon receipt of invoice by AmericaTowne Holdings, Inc., Kericho County Government Department of Finance will pay eighty percent (80%) of the total invoice for the tender in US Dollars to AmericaTowne, Holdings, Inc. as designated by AmericaTowne's Chairman & Chief Executive Officer.

Upon receipt of initial funds of eighty percent (80%) of the invoice value, AmericaTowne Holdings, Inc., will within 30 days and or at the most expeditious time deliver the total equipment requested to Kericho County.

After delivery of all equipment requested, and upon AmericaTowne, Holding Inc. presenting its final invoice for the Tender to Kericho County Government, Kericho County Government Department of Finance will pay to AmericaTowne Holdings, Inc. the remaining payments of twenty percent (20%) in US Dollars for each invoice as designated by AmericaTowne' Chief Executive Officer.

AMERICATOWNE HOLDINGS, INC.,
a Nevada corporation

By: Alton Perkins
Its: Chief Executive Officer

Dated: 6/27/2018

COUNTY OF KERICHO

By: H.E Prof. Paul Chepkwony Kiprono
Its: Governor Kericho County

Dated: 27/06/2018